Exhibit 32.1
SECTION 1350 CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER
In connection with the report on Form 10-Q for the period ending September 30, 2008 (the “Report”) of Quadriga Superfund, L.P. (the “Fund”), I, Nigel James, President and Principal Executive Officer of Superfund Capital Management, Inc., the general partner of the Fund, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13a or 15d of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: November 14, 2008	By:	/s/ Nigel James
Nigel James
President and Principal Executive Officer

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